4. NOTES RECEIVABLE, RELATED PARTIES	12 Months Ended
Dec. 31, 2015
Notes Receivable Related Parties
4. NOTE RECEIVABLE, RELATED PARTIES

Beginning on December 27, 2013 the Company entered into several unsecured short-term note agreement for $126,396 ($139,000 Canadian) with a related party through common director. The note bears interest at the Bank of Canada prime rate plus 1%. The borrower may repay the entire loan including outstanding interest at any time by advising the Company of the intent to pay fifteen days prior to the anticipated date of retirement.

For the year ended December 31, 2015 the Company advanced an additional $73,844 ($102,200 Canadian) under the short-term note agreements. The Company recognized $6,798 and $3,637 in accrued interest income for the years ended December 31, 2015 and 2014, under the terms of the note agreements. The balance of the notes receivable, including accrued interest at December 31, 2015 was $217,461.

Further to all aforementioned agreement(s), the notes receivable include an option agreement with the borrower for development rights on its oil sands leases in Alberta. The outstanding balances payable under the note agreement(s) will be applied towards option payments owing. The Company elected to exercise its right under the option agreement subsequent to year end. As part of the purchase, the notes receivable will be applied to the payments owing on the the oil and gas lease acquisitions and have been classified as non-current assets on the balance sheet. See Note 13 for additional discussion of subsequent events.